EX-23.4

                         CONSENT OF INDEPENDENT AUDITORS

Board of Directors
View Systems, Inc.

          We hereby consent to the inclusion in this Form SB-2 of our report dated March 15, 2001 related to the consolidated financial statement of View Systems, Inc. and subsidiaries for the years ended December 31, 2000 and 1999.


                                                 /s/ Stegman & Company
                                                 -------------------------------
                                                 Stegman & Company


Baltimore, Maryland
December 4, 2001